SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 21, 2011

GLEN ROSE PETROLEUM CORPORATION
(Exact name of registrant as specified in Charter)

Delaware	001-10179	87-0372864
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

22762 Westheimer Parkway
Suite 515
Katy, Texas 77450
(Address of Principal Executive Offices)

(832) 437-0329
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 1.01            Entry into a Material Definitive Agreement.
Item 2.04            Triggering Events That Accelerate or Increase a Direct Financial Obligation.
Item 5.03            Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Glen Rose Petroleum Corporation, a Delaware corporation (the “Company”), has entered into purchase agreements (the “Purchase Agreements”) dated as of January 21, 2011 with accredited non-U.S. investors (the “Investors”) for the issuance and sale of an aggregate of 7,000 shares of the Company’s Series D Convertible Preferred Stock, par value $.0001 per share (the “Shares”), for aggregate proceeds equal to $2.1 million from the sale (the “Sale”). ABG Sundal Collier Norge ASA (“ABG”) who acted as an advisor to the investors in connection with the Sale, was issued 280 shares of Preferred Stock in connection with the Sale.  The Shares are convertible into 7,280,000 shares of the Company’s common stock, automatically upon the effectiveness of an amendment to the Company’s articles of incorporation increasing its authorized common stock to not less than 125 million shares.  The terms of conversion, and other rights and privileges of the Preferred Stock are provided in the Amended and Restated Certificate of Designation of Preferences, Rights and Limitations of Series D Convertible Preferred Stock (the “Designation”), filed with the Secretary of State of the State of Delaware on January  6, 2011.  A copy of the Designation is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

 In connection with the Sale, the Investors also were issued two series of warrants (the “Warrants”) to purchase shares of the Company’s common stock, par value $.001 (the “Common Stock”). One series consists of two year warrants to purchase, in the aggregate, 7,000,000 shares of common stock with an exercise price of $0.40 per share. The second series consists of three year warrants to purchase, in the aggregate, 7,000,000 shares of common stock with an exercise price of $0.60 per share. ABG also received a two year warrant and a three year warrant, each for the purchase of up to 280,000 shares of common stock. The warrants do not permit cashless exercise and are closed to exercise for 6 months.

The underlying common shares and warrants are unregistered restricted securities that will be subject to SEC Rule 144.

The Shares and the Warrants were issued in reliance upon an exemption from registration afforded under Regulation S of the Securities Act of 1933, as amended (the “Securities Act”), for transactions involving an offering, and sale exclusively to non-U.S. residents.

A copy of the form of Purchase Agreement is filed herewith as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

As disclosed in the Company’s current report on Form 8-K, filed on March 5, 2010, on March 3, 2010, the Company closed a secured convertible note and warrant transaction with Iroquois Capital Opportunity Fund and other investors (the “Convertible Note Transaction”). In connection with the Sale, Iroquois Capital Opportunity Fund and Iroquois Master Fund, as the holders of a majority in interest of the principal amount of the secured convertible notes (the “Notes”), executed a waiver of a defaults under the Convertible Note Transaction, subject to certain terms and conditions, to the extent arising by reason of the Company’s authorized common stock being only 20 million shares.  A copy of the default waiver is filed herewith as Exhibit 10.3 to this Form 8-K and is incorporated herein by reference.  As a result of the Convertible Note Transaction, holders of the Notes were entitled to a right of first refusal to purchase the securities offered in connection with the Sales. Those rights were waived.

The warrants issued to the holders of the Notes contained anti-dilution protection with regard to future equity issuances at a price below $0.60. As a result of the Sale, the holders of the Notes will have warrants to purchase up to 23,333,334 shares of the Company’s common stock at an exercise price of $0.30 per share.

The Company issued a Press Release in connection with the Sale, a copy of which is filed herewith as Exhibit 99.2

Item 3.02            UNREGISTERED SALES OF EQUITY SECURITIES

The Company hereby incorporates by reference its disclosure in Item 1.01 with regard to the terms, conditions and sale of the Shares. Each Investor represented to the Company that it was “accredited investor” and non-U.S. resident and made other investment representations and agreed that the Preferred Stock, the common stock into which it converts and the Warrants shall bear a restrictive legend against resale in the U.S. or to U.S. residents without registration under the Securities Act.

Each share of Preferred Stock is convertible automatically into 1,000 shares of the Company’s Common Stock, subject to certain adjustments, as provided in the Designation.

No dividends are payable with respect to the Preferred Stock.

Except as otherwise required by law, the Preferred Stock shall not have any preference upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, but shall be treated equally with all other preferred and common shares of the Company.

In connection with the Sale, the Investors also were issued two series of warrants (the “Warrants”) to purchase shares of the Company’s common stock, par value $.001 (the “Common Stock”). One series consists of two year warrants to purchase, in the aggregate, 7,000 shares of common stock with an exercise price of $0.40 per share. The second series consists of three year warrants to purchase, in the aggregate, 7,000 shares of common stock with an exercise price of $0.60 per share. ABG also received a two year warrant and a three year warrant, each for the purchase of up to 280,000 shares of common stock. The warrants do not permit cashless exercise and are closed to exercise for 6 months.  A copy of the form of Warrants is attached hereto as Exhibit 4.2 and is incorporated herein by reference.

In connection with the Sale, Investors were granted “piggyback” registration rights with regard to the common stock and demand registration rights under certain limited circumstances.  A copy of the form of Registration Rights Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

The sale of the Shares and the Warrants was made pursuant to Regulation S of the Securities Act, and in reliance upon exemptions from registration under applicable state securities laws.

This announcement is neither an offer to sell nor a solicitation of an offer to buy any securities of the Company.  No offer, solicitation or sale will be made in any jurisdiction in which such offer, solicitation or sale is unlawful.

Item 7.01            REGULATION FD.

Additional information of the Company is attached as Exhibit 99.1 to this report and is incorporated by reference.  The Company undertakes no obligation to update this information, including any forward-looking statements, to reflect subsequently occurring events or circumstances.

Item 9.01            FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Set forth below is a list of exhibits to this Current Report on Form 8-K:

Exhibit No.:	Description:

4.1	Amended and Restated Certificate of Designation of Preferences, Rights and Limitations of Series D Convertible Preferred Stock.

4.2	Form of Warrant issued to Investors, incorporated by reference to Appendix 2 and Appendix 3 to the Application Form filed herewith as Exhibit 10.1.

10.1	Application Form dated as of January 21, 2011, by and among the Company and each investor signatory thereto.

10.2	Registration Rights Agreement, dated as of January 21, 2011, by and among the Company and each investor signatory thereto.

10.3	Waiver executed by Iroquois Capital Opportunity Fund and Iroquois Master Fund, as the holders of a majority in interest of the principal amount of the Company’s outstanding convertible Notes.

99.1	Glen Rose Petroleum Corporation investor presentation.

99.2	Press Release dated January 24, 2011.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Glen Rose Petroleum Corporation

Date: January 24, 2011	By:	/s/ Andrew Taylor-Kimmins
Andrew Taylor-Kimmins
Chief Executive Officer

Exhibits

4.1	Amended and Restated Certificate of Designation of Preferences, Rights and Limitations of Series D Convertible Preferred Stock.
4.2	Form of Warrant issued to Investors, incorporated by reference to Appendix 2 and Appendix 3 to the Application Form filed herewith as Exhibit 10.1.
10.1	Application Form dated as of January 21, 2011, by and among the Company and each investor signatory thereto.
10.2	Registration Rights Agreement, dated as of January 21, 2011, by and among the Company and each investor signatory thereto.
10.3	Waiver executed by Iroquois Capital Opportunity Fund and Iroquois Master Fund as the holders of a majority in interest of the principal amount of the Company’s outstanding convertible notes.
99.1	Glen Rose Petroleum Corporation investor presentation.
99.2	Press Release dated January 24, 2011.